           As filed with the Securities and Exchange Commission on _______, ____

                                                       Total Number of Pages - _
                                                   Index to Exhibits at Page - _

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              UNWIRED PLANET, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                                     94-3219054
(State of incorporation or organization)                     (IRS Employer
                                                             Identification No.)
800 Chesapeake Drive
Redwood City, CA                                             94063
(Address of principal executive offices)                     (Zip Code)

If this form relates to the registration of      If this form relates to the registration
a class of securities pursuant to Section        of a class of securities pursuant to
12(b) of the Exchange Act and is effective       Section 12(g) of the Exchange Act and is
pursuant to General Instruction A.(c),           effective pursuant to General Instruction
check the following box.       [ ]               A.(d), check the following box.    [X]

              Securities Act registration statement file number to
               which this form relates: 333-75219 (if applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                     Name of each exchange on which
to be so registered                     each class is to be registered
-------------------                     ------------------------------
       None                                          None

        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.001 per share
        -----------------------------------------------------------------
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered

     Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-75219) (the "Form S-1 Registration Statement").

Item 2. Exhibits

     The following exhibits are filed as a part of this Registration Statement:

  1.*          Specimen certificate for Registrant's Common Stock
               -- incorporated herein by reference to Exhibit 4.1
                to the Form S-1 Registration Statement.

  2.1           Amended and Restated Certificate of Incorporation
                -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

  2.2 Form of Amended and Restated Certificate of Incorporation, to be filed with the Delaware Secretary of State -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration
               Statement.

  2.3 Amended and Restated Bylaws -- incorporated herein by reference to Exhibit 3.3 to the Form S-1
               Registration Statement.

  2.4          Fourth Amended and Restated Investor Rights
               Agreement dated March 12, 1999 between the
               Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to
               Exhibit 10.6 to the Form S-1 Registration
               Statement.

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*To be filed by amendment.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: 4/1/99                            UNWIRED PLANET, INC.


                                        By: /s/ Alan Black
                                           -----------------------------------
                                           Alan Black, Chief Financial Officer

                                INDEX TO EXHIBITS

                                                                         Sequentially
  Exhibit No.                        Description                         Numbered Page
  -----------                        -----------                         -------------
      1.*         Specimen certificate for Registrant's Common            Incorporated
                  Stock -- incorporated herein by reference to            by reference
                  Exhibit 4.1 to the Form S-1 Registration
                  Statement.
      2.1         Amended and Restated Certificate of                     Incorporated
                  Incorporation-- incorporated herein by                  by reference
                  reference to Exhibit 3.1 to the Form S-1
                  Registration Statement.
      2.2         Form of Amended and Restated Certificate of             Incorporated
                  Incorporation, to be filed with the Delaware            by reference
                  Secretary of State-- incorporated
                  herein by reference to Exhibit 3.2 to the
                  Form S-1 Registration Statement.
      2.3         Amended and Restated Bylaws -- incorporated             Incorporated
                  herein by reference to Exhibit 3.3 to the               by reference
                  Form S-1 Registration Statement.
      2.4         Fourth Amended and Restated Investor Rights             Incorporated
                  Agreement dated March 12, 1999 between the              by reference
                  Registrant and certain holders of the
                  Registrant's securities-- incorporated herein
                  by reference to Exhibit 10.6 to the Form S-1
                  Registration Statement.

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*To be filed by amendment.